EXHIBIT 10.1

FIRST CHANGE MANAGEMENT FORM
to
SOW#3

Program: Xfinity Home Remote Support SOW #3 (dated 3/21/14)	PCR No.:
Originator: Support.com, Inc. (“Vendor”)	Date: 4/24/14
Department: NCO	Phone #: 215-286-3934	Title: Executive Dir. Contract Management & Vendor Strategy
Locations Impacted: N/A
Requested Implementation Date: 4/24/14
Estimated Hours: (LOE)	☐Billable × Non-Billable	Billing Rate/Hour: N/A
Fixed Fee Cost (if applicable)
Type of Change: Adding new section to Training
Scope of Change:	× Minor (Anything within current contract)	☐Major (may require contract amendment) MUST BE REVIEWED BY Business and/or P&L Owner
Reason for Change: (give brief overview of the reason for the change i.e. due to additional business, project enhancements or resulting from a corrective action), and identify whether change is permanent or temporary

Under Section 5.0 Training of SOW #3, Comcast and Vendor are adding a new provision, Section 5.12 Training Kits, after Section 5.11.
Area(s) of Change
Accounting/Payroll	Network
Data Processing	Resource Planning
General Facilities	Quality Assurance
Human Resources	Telecom
IT/BI	× Training
Operations	Recruiting
Miscellaneous (Please describe below)
Description of Change(s) Requested: (describe the changes and how they affect each area or department, including key dates, requirements and billing information)
See below, page 2.

Comcast Authorization (SRT Comcast/LOB POC)
Comcast Representative’s Signature      ___________________________________________
Print Name     _______________________________  Date ______________________________

Support.com, Inc. (LOB POC)
Support.com, Inc Representative’s Signature     _____________________________________
Print Name     _______________________________  Date ______________________________

5.12           Training Kits.                                Comcast desires to provide to Vendor certain “Training Kits” (as described below) for Vendor’s trial use, in Vendor’s sole discretion, without cost or obligation to Vendor under this SOW or otherwise under the Agreement.  Comcast and Vendor agree that the provision and acceptance of the Training Kits is subject to the following:

a.	Two types of Training Kits will be provided: “Secure” and “Control” Training Kits.

b.	Each Secure Training Kit shall include one (1) security router, one (1) touchscreen, one (1) motion sensor, one (1) camera, one (1) keypad, two (2) door/window sensors, and cabling.

c.	Each Control Training Kit shall include one (1) hub, one (1) door/window sensor, one (1) camera, one (1) lighting module, and cabling.

d.	Training Kits will not be professionally monitored by Comcast or Vendor, and may be used only with WiFi and wired Internet connections (without cellular back-up services).

e.
Training Kits are provided for use only in conjunction with Comcast’s “TPS” server, which is a testing environment. The type, version and model of Training Kits provided shall be at Comcast’s sole discretion.

f.
Comcast will deliver to Vendor, at Comcast’s sole cost and expense FOB destination, one hundred twenty (120) Secure Training Kits and ten (10) Control Training Kits, for distribution by Vendor to certain CSRs and CSR candidates from time to time, selected by Vendor at Vendor’s sole discretion, who are in training or performing the Services.  Training Kits may only be used by CSRs in conjunction with Services-related training and performance, and may not be sold, leased or transferred by Vendor in any way to third party(ies) not training or performing Services under this SOW. Notwithstanding anything in this SOW or the Agreement to the Contrary: (i) Vendor shall have no obligation to use, distribute, maintain or track the Training Kits, or to return the Training Kits to Comcast; (ii) the Training Kits will not be considered Comcast Equipment, and (iii) the Training Kits will not create any Vendor training, distribution, expense or other obligation under in this SOW or the Agreement.

g.
Vendor and Comcast acknowledge that the equipment provided in the Training Kits may not be new, may be refurbished and that Comcast and Vendor shall have no obligation to repair, maintain or replace any Training Kit.

h.
NO IMPLIED WARRANTIES.  EXCEPT AS EXPRESSLY PROVIDED IN THIS SOW, COMCAST MAKES NO WARRANTIES WITH RESPECT TO THE TRAINING KITS, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.